UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 24, 2025
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THE CANNABIST COMPANY HOLDINGS INC.
(Exact Name of Registrant as specified in its charter)
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British Columbia	000-56294	98-1488978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Billerica Road Chelmsford, Massachusetts	01824
(Address of principal executive offices)	(Zip Code)
(978) 910-1486
(Registrant’s telephone number, including area code)
Not Applicable
(Registrant’s name or former address, if change since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the annual general meeting of shareholders of the Company held virtually at 10:00 a.m. (Toronto time) on September 26, 2025 (the “Meeting”), the Company’s shareholders voted on the following proposals, which are described in detail in the Company’s definitive proxy statement and information circular filed with the United States Securities and Exchange Commission on September 3, 2025 (the “Circular”): (i) to elect seven (7) directors to serve on the Company’s board of directors until the next annual meeting of shareholders or until their successors are duly elected or appointed (“Proposal 1”), and (ii) to re-appoint PKF O’Connor Davies, LLP as the auditor of the Company to hold office until the next annual meeting of shareholders and to authorize the directors of the Company to fix the auditor’s remuneration (“Proposal 2”).
Set forth below are the final voting results with respect to each of the proposals acted upon at the Meeting, including the number of votes cast for and against (or withheld), and the number of abstentions and broker non-votes with respect to each such proposal.
Proposal 1: Election of Directors
At the Meeting, each of the following seven (7) nominees were elected to serve on the Company’s board of directors until the next annual meeting of shareholders or until their successors are duly elected or appointed, by a vote held by ballot in respect of each nominee as follows:

DIRECTORS	FOR	WITHHELD	BROKER NON-VOTES
Michael Abbott	105,109,971	64,363,201	91,502,816
Jeff Clarke	120,601,114	48,872,058	91,502,816
David Hart	118,341,108	51,132,064	91,502,816
Julie Hill	94,344,029	75,129,143	91,502,816
Peter Lee	146,958,509	22,514,663	91,502,816
Thomas Lynch	146,958,473	22,514,699	91,502,816
Jonathan P. May	120,605,447	48,867,725	91,502,816
Proposal 2: Re-appointment of Auditor
At the Meeting, the shareholders voted to re-appoint PKF O’Connor Davies, LLP as the auditor of the Company to hold office until the next annual meeting of shareholders and to authorize the directors of the Company to fix the auditor’s remuneration, by a vote held by ballot as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
256,774,373	0	4,201,615	-

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CANNABIST COMPANY HOLDINGS INC.

By:	/s/ David Sirolly
Name:	David Sirolly
Title:	Chief Legal Officer & General Counsel
Date: September 25, 2025